Exhibit 99.2

Q3 2019 Earnings July 24, 2019

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2018 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Adjusted EPS above guidance driven by strong Industrial Segment performance and cost actions Sales of $3.4B, down 5% on a reported basis and down 3% organically Y/Y Transportation down 4% organically driven by global auto production declines of 10% Industrial grew 2% organically, in line with guidance, driven by continued strength in AD&M and Medical Communications down 11% organically, driven by inventory destocking in the distribution channel Sales included an approximate headwind of $125M from currency exchange rates Delivered Adjusted EPS growth of 6% Y/Y to $1.50, driven by multiple levers in our business model Adjusted operating margins of 17.6%, up 20bps Y/Y and 60bps sequentially Free Cash Flow of $515M with $307M returned to shareholders. YTD Free Cash Flow up 27% vs prior year Completed two bolt on acquisitions and announced intent to acquire First Sensor Decreasing full year guidance due to market weakness; accelerating cost levers Sales outlook of $13.4B, a reduction of $250M from prior view Reducing Adjusted EPS mid-point by $0.10 from prior view to $5.50 Increasing restructuring charges to $375M, representing a $125M increase from prior view Q3 Highlights 3 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Reported FY18 FY19 FY19 Q3 Y/Y Growth Q3 Q2 Q3 Reported Organic Transportation 2,188 1,949 1,897 (13)% (10)% Industrial 1,102 1,067 1,042 (5)% (5)% Communications 476 441 382 (20)% (17)% Total TE 3,766 3,457 3,321 (12)% (10)% Book to Bill 1.05 1.01 0.98 Segment Orders Summary ($ in millions) 4 Transportation orders reflecting further weakness in auto production primarily in China Industrial order declines driven by Industrial Equipment, partially offset by growth in AD&M and Energy Communications order declines driven by broad based weakness across all regions Distribution channel, representing ~20% of total sales, undergoing inventory destocking across multiple businesses Orders decline reflecting end market weakness and inventory destocking

Y/Y Growth Rates Reported Organic Automotive $1,418 (8)% (4)% Commercial Transportation 317 (5)% (5)% Sensors 233 (1)% 1% Transportation Solutions $1,968 (7)% (4)% $ in Millions Q3 Sales Q3 Business Performance Reported Down 7% Organic Down 4% Q3 Adjusted Operating Margin Transportation Solutions 5 Adjusted EBITDA Margin 24.2% 24.2% Automotive sales decline of 4% organically versus global auto production declines of 10%; market outperformance driven by content growth Commercial Transportation organic declines of 5% reflecting broad market weakness Sensors organic growth driven by industrial applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Adjusted Operating Margin up 110bps sequentially driven by cost actions $2,112 $1,968 Q3 2018 Q3 2019 19.2% 18.6% Q3 2018 Q3 2019

Y/Y Growth Rates Reported Organic Aerospace, Defense and Marine $342 16% 17% Industrial Equipment 485 (4)% (6)% Energy 178 (5)% 0% Industrial Solutions $1,005 2% 2% $ in Millions Q3 Sales AD&M strong growth ahead of market driven by new program ramps in Commercial Aerospace & Defense Industrial Equipment declines driven by inventory destocking, partially offset by strength in medical applications Energy organic growth in North America, offset by declines in Europe Q3 Business Performance Reported Up 2% Organic Up 2% Q3 Adjusted Operating Margin Industrial Solutions 6 Adjusted Operating Margin expansion of 220 basis points Y/Y driven by operational execution Adjusted EBITDA Margin 18.7% 21.2% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. $988 $1,005 Q3 2018 Q3 2019 14.4% 16.6% Q3 2018 Q3 2019

Y/Y Growth Rates Reported Organic Data & Devices $245 (12)% (9)% Appliances 171 (16)% (13)% Communications Solutions $416 (13)% (11)% $ in Millions Q3 Sales Data & Devices decline driven by inventory destocking, partially offset by growth in data center applications Appliances impacted by inventory destocking and demand driven weakness across all regions Q3 Business Performance Reported Down 13% Organic Down 11% Q3 Adjusted Operating Margin Adjusted Operating Margin decline 70 basis points Y/Y driven by market weakness 7 Communications Solutions Adjusted EBITDA Margin 19.1% 19.2% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. 15.6% 14.9% Q3 2018 Q3 2019 $481 $416 Q3 2018 Q3 2019

*Represents Diluted Earnings Per Share from Continuing Operations ** Includes a $214 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform and a $93 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. ($ in Millions, except per share amounts) Q3 FY18 Q3 FY19 Net Sales $ 3,581 $ 3,389 Operating Income $ 554 $ 520 Operating Margin 15.5% 15.3% Acquisition Related Charges 5 9 Restructuring & Other Charges, net 64 67 Adjusted Operating Income $ 623 $ 596 Adjusted Operating Margin 17.4% 17.6% Earnings Per Share* $ 1.29 $ 2.24 Acquisition Related Charges 0.01 0.02 Restructuring & Other Charges, net 0.13 0.15 Tax Items** - (0.91) Adjusted EPS $ 1.42 $ 1.50 Q3 Financial Summary 8

$ in Millions Sales Adjusted EPS Adjusted Operating Margin Free Cash Flow, Adjusted Operating Margin and Adjusted Earnings Per Share are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Q3 Financial Performance 9 Free Cash Flow Q3 FY19 FX headwind of $123M Y/Y 17.4% 17.0% 17.6% Q3 2018 Q2 2019 Q3 2019 $3,581 $3,412 $3,389 Q3 2018 Q2 2019 Q3 2019 $730 $928 YTD 2018 YTD 2019 $1.42 $1.42 $1.50 Q3 2018 Q2 2019 Q3 2019

Q4 Outlook

	Guidance*	Highlights
Transportation Solutions	Down Mid Single Digits Down Mid Single Digits Organic	• Automotive revenues impacted by production declines in China and Europe
Industrial Solutions	Down Low Single Digits Down Low Single Digits Organic	• Decline in Industrial Equipment driven by inventory destocking, partially offset by growth in AD&M and medical applications
Communications Solutions	Down High Teens Down High Teens Organic	• Communications Solutions decline driven by inventory destocking in the distribution channel
TE Connectivity	Sales $3.2B to $3.3B Adjusted EPS $1.27 to $1.33	• Sales down $250M Y/Y reflecting 7% reported and organic declines • Adjusted EPS declining $0.05 Y/Y driven by sales decline • FX headwind impacting sales by ~$50M and Adjusted EPS by $0.03 Y/Y

EPS guidance reflects execution of multiple levers

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Net Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

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Utilizing business model levers to preserve EPS resiliency Sales of $13.35B to $13.45B Adjusted EPS of $5.47 to $5.53 Sales down 4% reported and 2% organic Y/Y Adjusted EPS up low-single digits excluding FX headwind FX headwind impacting sales by ~$400M and Adjusted EPS by $0.16 Y/Y Down Mid Single Digits Down Low Single Digits Organic Down High Single Digits Down High Single Digits Organic Up Low Single Digits Up Low Single Digits Organic FY19 Outlook Guidance* Transportation Solutions Industrial Solutions TE Connectivity Highlights 11 Communications Solutions Content growth enabling market outperformance versus auto production for the full year Industrial Solutions growth driven by AD&M and medical applications Communications decline driven by Asia market weakness and inventory destocking in the distribution channel * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Net Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Additional Information 12

Y/Y Q3 2019 13 Sales (in millions) Adjusted EPS Q3 2018 Results $3,581 $1.42 Operational Performance (69) 0.07 FX Impact (123) (0.04) Tax Rate Impact - 0.05 Q3 2019 Results $3,389 $1.50 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y Q4 2019 14 Sales (in millions) Adjusted EPS Q4 2018 Results $3,509 $1.35 Operational Performance (209) (0.02) FX Impact (50) (0.03) Tax Rate Impact - - Q4 2019 Guidance $3,250 $1.30 Guidance Range: Sales of $3.2B - $3.3B Adjusted EPS of $1.27 – $1.33 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y FY 2019 15 Guidance Range Sales of $13.35B - $13.45B Adjusted EPS of $5.47 - $5.53 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS 2018 Results $13,988 $5.61 Operational Performance (188) (0.02) FX Impact (400) (0.16) Tax Rate Impact - 0.07 2019 Guidance $13,400 $5.50

($ in Millions) Q3 2018 Q3 2019 Beginning Cash Balance $559 $565 Free Cash Flow 443 515 Dividends (154) (155) Share repurchases (230) (174) Net increase in debt 46 36 Acquisition of business, net of cash acquired - (291) Other 106 50 Ending Cash Balance $770 $546 Total Debt $4,008 $4,036 A/R $2,499 $2,463 Days Sales Outstanding* 63 65 Inventory $1,828 $1,961 Days on Hand* 69 74 Accounts Payable $1,531 $1,438 Days Outstanding* 58 57 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q3 Balance Sheet & Cash Flow Summary 16 ($ in Millions) Q3 2018 Q3 2019 Cash from Continuing Operations $734 $692 Capital expenditures, net Cash collected pursuant to collateral requirements related to cross-currency swaps (222) (69) (166) (11) Free Cash Flow $443 $515

Appendix 17

18 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

19 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended		For the Nine Months Ended	
	June 28, 2019	June 29, 2018	June 28, 2019	June 29, 2018
	($ in millions)			
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$ 1,968	$ 2,112	$ 5,925	$ 6,278
Industrial Solutions	1,005	988	2,940	2,842
Communications Solutions	416	481	1,283	1,359
Total	$ 3,389	$ 3,581	$ 10,148	$ 10,479

	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 308	15.7%	$ 393	18.6%	$ 956	16.1%	$ 1,237	19.7%
Industrial Solutions	156	15.5	92	9.3	393	13.4	319	11.2
Communications Solutions	56	13.5	69	14.3	185	14.4	205	15.1
Total	$ 520	15.3%	$ 554	15.5%	$ 1,534	15.1%	$ 1,761	16.8%

	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]
Transportation Solutions	$ 367	18.6%	$ 406	19.2%	$ 1,067	18.0%	$ 1,259	20.1%
Industrial Solutions	167	16.6	142	14.4	464	15.8	403	14.2
Communications Solutions	62	14.9	75	15.6	211	16.4	220	16.2
Total	$ 596	17.6%	$ 623	17.4%	$ 1,742	17.2%	$ 1,882	18.0%

[1] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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21 Segment Summary – Q2 19 Net Sales Transportation Solutions 1,971 $ Industrial Solutions 1,007 Communications Solutions 434 Total 3,412 $ Operating Operating Income Margin Transportation Solutions 316 $ 16.0% Industrial Solutions 137 13.6 Communications Solutions 77 17.7 Total 530 $ 15.5% Adjusted Adjusted Operating Operating Income (1) Margin (1) Transportation Solutions 344 $ 17.5% Industrial Solutions 159 15.8 Communications Solutions 78 18.0 Total 581 $ 17.0% ($ in millions) (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. March 29, 2019 For the Quarter Ended

Reconciliation of Net Sales Growth – Q3 19 vs. Q3 18 22 Translation (2) Acquisitions Transportation Solutions (3) : Automotive (123) $ (8.0)% (59) $ (3.9)% (64) $ - $ Commercial transportation (18) (5.4) (16) (5.1) (12) 10 Sensors (3) (1.3) 2 0.7 (8) 3 Total (144) (6.8) (73) (3.5) (84) 13 Industrial Solutions (3) : Industrial equipment (21) (4.2) (27) (5.5) (14) 20 Aerospace, defense, oil, and gas 47 15.9 51 16.9 (4) - Energy (9) (4.8) (1) (0.4) (8) - Total 17 1.7 23 2.3 (26) 20 Communications Solutions (3) : Data and devices (33) (11.9) (26) (9.4) (7) - Appliances (32) (15.8) (26) (12.8) (6) - Total (65) (13.5) (52) (10.8) (13) - Total (192) $ (5.4)% (102) $ (2.8)% (123) $ 33 $ Change in Net Sales for the Quarter Ended June 28, 2019 Sales Growth (1) ($ in millions) Sales Growth Net versus Net Sales for the Quarter Ended June 29, 2018 Organic Net (1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2019 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 308 $ 6 $ 53 $ - $ 367 $ Industrial Solutions 156 3 8 - 167 Communications Solutions 56 - 6 - 62 Total 520 $ 9 $ 67 $ - $ 596 $ Operating margin 15.3% 17.6% Other income, net 2 $ - $ - $ - $ 2 $ Income tax (expense) benefit 245 $ (1) $ (17) $ (307) $ (80) $ Effective tax rate (47.8)% 13.6% Income from continuing operations 758 $ 8 $ 50 $ (307) $ 509 $ Diluted earnings per share from continuing operations 2.24 $ 0.02 $ 0.15 $ (0.91) $ 1.50 $ (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) (2) Includes a $214 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform and a $93 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2018 24 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating income: Transportation Solutions 393 $ 2 $ 11 $ 406 $ Industrial Solutions 92 3 47 142 Communications Solutions 69 - 6 75 Total 554 $ 5 $ 64 $ 623 $ Operating margin 15.5% 17.4% Other expense, net (1) $ - $ - $ (1) $ Income tax expense (77) $ (2) $ (20) $ (99) $ Effective tax rate 14.5% 16.5% Income from continuing operations 453 $ 3 $ 44 $ 500 $ Diluted earnings per share from continuing operations 1.29 $ 0.01 $ 0.13 $ 1.42 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 28, 2019 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 956 $ 13 $ 98 $ - $ 1,067 $ Industrial Solutions 393 11 60 - 464 Communications Solutions 185 - 26 - 211 Total 1,534 $ 24 $ 184 $ - $ 1,742 $ Operating margin 15.1% 17.2% Other income, net 2 $ - $ - $ - $ 2 $ Income tax (expense) benefit 76 $ (4) $ (46) $ (292) $ (266) $ Effective tax rate (5.1)% 15.6% Income from continuing operations 1,570 $ 20 $ 138 $ (292) $ 1,436 $ Diluted earnings per share from continuing operations 4.60 $ 0.06 $ 0.40 $ (0.86) $ 4.21 $ Adjustments (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes a $214 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $93 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 29, 2018 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 1,237 $ 9 $ 13 $ - $ 1,259 $ Industrial Solutions 319 8 76 - 403 Communications Solutions 205 - 15 - 220 Total 1,761 $ 17 $ 104 $ - $ 1,882 $ Operating margin 16.8% 18.0% Other income, net 2 $ - $ - $ (1) $ 1 $ Income tax expense (784) $ (4) $ (27) $ 506 $ (309) $ Effective tax rate 46.3% 17.0% Income from continuing operations 910 $ 13 $ 77 $ 505 $ 1,505 $ Diluted earnings per share from continuing operations 2.57 $ 0.04 $ 0.22 $ 1.43 $ 4.25 $ Adjustments (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings.

TE Connectivity Confidential & Proprietary. Do not reproduce or distribute.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 29, 2019AcquisitionRestructuringRelatedand OtherTaxAdjustedU.S. GAAPCharges (1)Charges, Net (1)Items (2)(Non-GAAP) (3)Operating income:Transportation Solutions316$ 4$ 24$ -$ 344$ Industrial Solutions137 5 17 - 159 Communications Solutions77 - 1 - 78 Total 530$ 9$ 42$ -$ 581$ Operating margin15.5%17.0%Other income, net1$ -$ -$ -$ 1$ Income tax expense(91)$ (2)$ (10)$ 15$ (88)$ Effective tax rate17.5%15.4%Income from continuing operations 429$ 7$ 32$ 15$ 483$ Diluted earnings per share from continuing operations1.26$ 0.02$ 0.09$ 0.04$ 1.42$ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.(2) Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.(3) See description of non-GAAP financial measures.Adjustments($ in millions, except per share data) 27

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 28, 2018 28 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 341 $ 3 $ 20 $ - $ 364 $ Industrial Solutions 146 2 4 - 152 Communications Solutions 83 - (2) - 81 Total 570 $ 5 $ 22 $ - $ 597 $ Operating margin 16.2% 17.0% Other expense, net (1) $ - $ - $ - $ (1) $ Income tax (expense) benefit 1,128 $ (1) $ (4) $ (1,222) $ (99) $ Effective tax rate (206.6)% 17.3% Income from continuing operations 1,674 $ 4 $ 18 $ (1,222) $ 474 $ Diluted earnings per share from continuing operations 4.78 $ 0.01 $ 0.05 $ (3.49) $ 1.35 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes a $1,222 million net income tax benefit associated with the tax impacts of certain intercompany transactions including an increase to the valuation allowance. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2018 29 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating income: Transportation Solutions 1,578 $ 12 $ 33 $ - $ 1,623 $ Industrial Solutions 465 10 80 - 555 Communications Solutions 288 - 13 - 301 Total 2,331 $ 22 $ 126 $ - $ 2,479 $ Operating margin 16.7% 17.7% Other income, net 1 $ - $ - $ (1) $ - $ Income tax (expense) benefit 344 $ (5) $ (31) $ (716) $ (408) $ Effective tax rate (15.4)% 17.1% Income from continuing operations 2,584 $ 17 $ 95 $ (717) $ 1,979 $ Diluted earnings per share from continuing operations 7.32 $ 0.05 $ 0.27 $ (2.03) $ 5.61 $ (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments (2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act.

Reconciliation of Free Cash Flow 30 June 28, June 29, June 28, June 29, 2019 2018 2019 2018 Net cash provided by operating activities: Net cash provided by continuing operating activities 692 $ 734 $ 1,575 $ 1,379 $ Net cash provided by (used in) discontinued operating activities (1) 66 (31) 148 691 800 1,544 1,527 Net cash used in investing activities (454) (233) (539) (675) Net cash used in financing activities (257) (338) (1,309) (1,302) Effect of currency translation on cash 1 (18) 2 2 Net increase (decrease) in cash, cash equivalents, and restricted cash (19) $ 211 $ (302) $ (448) $ Net cash provided by continuing operating activities 692 $ 734 $ 1,575 $ 1,379 $ Excluding: Receipts related to pre-separation U.S. tax matters, net - - - (5) Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts (11) (69) (93) 10 Capital expenditures, net (166) (222) (554) (654) Free cash flow (1) 515 $ 443 $ 928 $ 730 $ For the Quarters Ended (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Nine Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	June 28, 2019	June 29, 2018
	($ in millions)	
Net income	$ 757	$ 454
(Income) loss from discontinued operations, net of income taxes	1	(1)
Income tax expense (benefit)	(245)	77
Other (income) expense, net	(2)	1
Interest expense	13	26
Interest income	(4)	(3)
Operating income	520	554
Acquisition related charges	9	5
Restructuring and other charges, net	67	64
Adjusted operating income (1)	596	623
Depreciation and amortization (2)	174	166
Adjusted EBITDA (1)	$ 770	$ 789
Net sales	$ 3,389	$ 3,581
Net income as a percentage of net sales	22.3%	12.7%
Adjusted EBITDA margin (1)	22.7%	22.0%

	For the Quarters Ended							
	June 28, 2019				June 29, 2018			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 308	$ 156	$ 56	$ 520	$ 393	$ 92	$ 69	$ 554
Acquisition related charges	6	3	-	9	2	3	-	5
Restructuring and other charges, net	53	8	6	67	11	47	6	64
Adjusted operating income (1)	367	167	62	596	406	142	75	623
Depreciation and amortization (2)	110	46	18	174	106	43	17	166
Adjusted EBITDA (1)	$ 477	$ 213	$ 80	$ 770	$ 512	$ 185	$ 92	$ 789
Net sales	$ 1,968	$ 1,005	$ 416	$ 3,389	$ 2,112	$ 988	$ 481	$ 3,581
Operating margin	15.7%	15.5%	13.5%	15.3%	18.6%	9.3%	14.3%	15.5%
Adjusted operating margin (1)	18.6%	16.6%	14.9%	17.6%	19.2%	14.4%	15.6%	17.4%
Adjusted EBITDA margin (1)	24.2%	21.2%	19.2%	22.7%	24.2%	18.7%	19.1%	22.0%

(1) See description of non-GAAP financial measures.

(2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million for the quarter ended June 29, 2018 as these charges are included in the acquisition related charges line.

31

TE connectivity

Adjusted Return on Invested Capital (ROIC)

	As of or for the Quarters Ended							
	June 28, 2019	March 29, 2019	December 28, 2018	September 28, 2018	June 29, 2018	March 30, 2018	December 29, 2017	September 29, 2017
	($ in millions)							
Operating income	$ 520	$ 530	$ 484	$ 570	$ 554	$ 621	$ 586	$ 491
Acquisition related charges	9	9	6	5	5	5	7	1
Restructuring and other charges, net	67	42	75	22	64	6	34	22
Adjusted operating income [1]	$ 596	$ 581	$ 565	$ 597	$ 623	$ 632	$ 627	$ 514
Amortization expense	$ 45	$ 45	$ 45	$ 45	$ 45	$ 45	$ 45	$ 43
Adjustment [2]	-	(2)	(1)	-	(1)	(2)	(1)	-
Adjusted amortization expense	$ 45	$ 43	$ 44	$ 45	$ 44	$ 43	$ 44	$ 43
Adjusted operating income plus adjusted amortization expense	$ 641	$ 624	$ 609	$ 642	$ 667	$ 675	$ 671	$ 557
Income from continuing operations before income taxes	$ 513	$ 520	$ 461	$ 546	$ 530	$ 598	$ 566	$ 451
Acquisition related charges	9	9	6	5	5	5	7	1
Restructuring and other charges, net	67	42	75	22	64	6	34	22
Tax items	-	-	-	-	-	-	(1)	-
Adjusted income from continuing operations before income taxes	$ 589	$ 571	$ 542	$ 573	$ 599	$ 609	$ 606	$ 474
Income taxes paid, net of refunds	$ 100	$ 102	$ 75	$ 76	$ 109	$ 126	$ 82	$ 67
Adjusted cash tax rate	17.0%	17.9%	13.8%	13.3%	18.2%	20.7%	13.5%	14.1%
Adjusted net operating profit after taxes	$ 532	$ 513	$ 525	$ 557	$ 546	$ 535	$ 580	$ 478
Trailing four quarter adjusted net operating profit after taxes	$ 2,127				$ 2,139			
Total debt	$ 4,036	$ 3,982	$ 3,967	$ 4,000	$ 4,008	$ 4,010	$ 4,005	$ 4,344
Total shareholders' equity	10,622	9,994	10,236	10,831	9,492	9,480	9,631	9,751
Invested capital	$ 14,658	$ 13,976	$ 14,203	$ 14,831	$ 13,500	$ 13,490	$ 13,636	$ 14,095
Trailing four quarter average invested capital	$ 14,417				$ 13,680			
Adjusted ROIC [1]	14.8%				15.6%			

[1] See description of non-GAAP financial measures.

[2] Adjustment for non-cash amortization associated with fair value adjustments related to acquired customer order backlog as these charges are included in the acquisition related charges line.

32

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 33 Outlook for Quarter Ending September 27, Outlook for 2019 (1) Fiscal 2019 (1) Diluted earnings per share from continuing operations (GAAP) $0.81 - $0.87 $5.42 - $5.48 Restructuring and other charges, net 0.43 0.83 Acquisition related charges 0.03 0.08 Tax items - (0.86) Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.27 - $1.33 $5.47 - $5.53 Net sales growth (GAAP) (8)% - (6)% (5)% - (4)% Translation 1 3 (Acquisitions) divestitures, net (1) (1) Organic net sales growth (non-GAAP) (2) (8)% - (6)% (3)% - (2)% Effective tax rate (GAAP) (1.4)% Effective tax rate adjustments (3) 17.9 Adjusted effective tax rate (non-GAAP) (2) 16.5% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of July 24, 2019. (2) See description of non-GAAP financial measures.